Exhibit 10.40
EXECUTION COPY
AMENDMENT NO. 5
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 21, 2009, is entered into among HBI RECEIVABLES LLC, as seller (“Seller”), HANESBRANDS INC., in its capacity as servicer (in such capacity, the “Servicer”), the Committed Purchasers party hereto, the Conduit Purchasers party hereto, the Managing Agents party hereto, and HSBC SECURITIES (USA) INC. (“HSBC”), as assignee of JPMORGAN CHASE BANK, N.A., as agent (in such capacity, the “Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of November 27, 2007 among Seller, Servicer, the Committed Purchasers, the Conduit Purchasers, the Managing Agents and the Agent (as amended prior to the date hereof and as the same may be further amended, restated, supplemented or modified from time to time, the “Purchase Agreement”).
          B. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to amend certain provisions of the Purchase Agreement upon the terms and conditions set forth herein.
     SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the parties hereto hereby agree to amend the Purchase Agreement as follows:
     (a) Exhibit I to the Purchase Agreement is hereby amended to delete the definition of “Dilution Reserve Floor” in its entirety and replace it with the following:
     “Dilution Reserve Floor” means 23.0%.
     (b) Exhibit I to the Purchase Agreement is hereby amended to delete the definition of “Excluded Receivable” in its entirety and replace it with the following:
     “Excluded Receivable” means (i) any account receivable arising in connection with the sale of goods by the business operations of HBI which were the business operations of National Textiles, L.L.C. prior to the merger of National Textiles, L.L.C. into HBI, and which account receivable is identified on Seller’s and Servicer’s systems, books and records in the manner specified by Seller pursuant to Section 7.1(m), (ii) at all times on and after the Additional Obligor Exclusion Date, any account receivable for which the Obligor is the Additional Excluded Obligor or any of its affiliates, and (iii) at all times on and
*PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

after the Wal-Mart Exclusion Date, any present or future account receivable for which the Obligor is Wal-Mart Stores, Inc. or any of its affiliates.
     (c) Exhibit I to the Purchase Agreement is hereby amended to delete the definition of “Facility Termination Date” in its entirety and replace it with the following:
     “Facility Termination Date” means the earliest to occur of (i) December 20, 2010 and (ii) the Amortization Date.
     (d) Exhibit I to the Purchase Agreement is hereby amended to add the following definitions of “Additional Excluded Obligor”, “Additional Obligor Exclusion Date” and “Wal-Mart Exclusion Date”, in proper alphabetical order:
     “Additional Excluded Obligor” means the single Obligor specified in the notice delivered in connection with the Additional Obligor Exclusion Date . For the avoidance of doubt, Seller may designate only a single entity as an Additional Excluded Obligor during the term of this Agreement.
     “Additional Obligor Exclusion Date” means the date designated as the “Additional Obligor Exclusion Date” in a notice from Seller to the Agent and each Managing Agent, which notice is delivered at least three (3) Business Days prior to such designated date, and which shall specify the name of the Additional Excluded Obligor. For the avoidance of doubt, Seller may designate only a single Additional Obligor Exclusion Date during the term of this Agreement.
     “Wal-Mart Exclusion Date” means December 21, 2009.
     (e) The Purchase Agreement is hereby amended to delete Schedule C in its entirety and replace it with the new Schedule C attached hereto as Attachment 1.
     SECTION 2. Consent to Transfers; Weekly Report Delivery Date.
     (a) Consent to Transfers. The Agent, the Managing Agents and the Purchasers hereby consent to the sale by the Seller to the Originator (x) on the Additional Obligor Exclusion Date, of the Receivables for which the Obligor is the Additional Excluded Obligor or any of its affiliates and (y) on the Wal-Mart Exclusion Date, of the Receivables for which the Obligor is Wal-Mart Stores, Inc. or any of its affiliates; provided that: (i) in each case such sale will be governed by a Bill of Sale substantially in the form of Exhibit I attached hereto, (ii) the sale shall be on arm’s-length terms and Seller shall receive fair value for such Receivables sold by it, and (iii) such consent is conditioned upon each of the following statements being true and correct as of, and after giving effect to such sale on, the Additional Obligor Exclusion Date and the Wal-Mart Exclusion Date, as applicable:
     (A) each of the representations and warranties set forth in the Purchase Agreement is true and correct,

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     (B) no Amortization Event or Potential Amortization Event has occurred and is continuing, and
     (C) the Purchaser Interests do not exceed 100%.
     (b) Weekly Report Delivery Date. The parties hereto agree that the Weekly Report required to be delivered on January 6, 2010 pursuant to Section 8.5 of the Purchase Agreement shall be delivered on January 7, 2010 instead.
     SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
     (a) It has all necessary corporate or company power and authority to execute and deliver this Amendment and to perform its obligations under the Purchase Agreement as amended hereby, the execution and delivery of this Amendment and the performance of its obligations under the Purchase Agreement as amended hereby has been duly authorized by all necessary corporate or company action on its part and this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
     (b) On the date hereof, before and after giving effect to this Amendment, (i) no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed 100%.
     SECTION 4. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Agent or its counsel has received (i) five (5) counterpart signature pages to this Amendment executed by each of the parties hereto and (ii) five (5) counterpart signature pages to the Fee Letter dated as of the date hereof among the Agent, the Managing Agents and the Seller, executed by each of the parties thereto.
     SECTION 5. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Purchase Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in

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connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent, any Managing Agent or any Purchaser under the Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic format shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.
     SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 9. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Agent, the Managing Agents or Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent, Managing Agents or Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

HBI RECEIVABLES LLC
By:	/s/ Richard D. Moss
	Name:	Richard D. Moss
	Title:	President and Chief Executive Officer

HANESBRANDS INC., as Servicer
By:	/s/ Richard D. Moss
	Name:	Richard D. Moss
	Title:	Senior Vice President and Treasurer

Signature Page
to
Amendment No. 5 to RPA

BRYANT PARK FUNDING LLC, as a Conduit Purchaser
By:	/s/ Damian A. Perez
	Name:	Damian A. Perez
	Title:	Vice President

HSBC SECURITIES (USA) Inc., as a Managing Agent and Agent
By:	/s/ Suzanna Baird
	Name:	Suzanna Baird
	Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Committed Purchaser
By:	/s/ Alan Vitulich
	Name:	Alan Vitulich
	Title:	Vice President

Signature Page
to
Amendment No. 5 to RPA

MARKET STREET FUNDING LLC, as a Conduit Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

PNC BANK, N.A., as a Committed Purchaser and as a Managing Agent
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

Signature Page
to
Amendment No. 5 to RPA

Attachment 1 to Amendment No. 5 to Receivables Purchase Agreement
SCHEDULE C
SPECIAL CONCENTRATION PERCENTAGES

Obligor Name	Special Concentration Percentage

[****]	[****]%
[****]	[****]%
[****]	[****]%
[****]	[****]%
[****]	[****]%
[****]	[****]%

****	Omitted pursuant to a confidential treatment request

EXHIBIT I
Bill of Sale
[Attached]

Form of Bill of Sale and Assignment
     The undersigned HBI Receivables LLC, a limited liability company organized under the laws of the State of Delaware (“Assignor”), on and as of [date], hereby absolutely sells, transfers, assigns, sets-over, quitclaims and conveys to Hanesbrands Inc., a corporation organized under the laws of Maryland (“Assignee”), without recourse and without representations or warranties of any type, kind, character or nature, express or implied, all of Assignor’s right, title and interest in and to each of the Receivables identified in the Schedule attached hereto, the Collections with respect thereto and the other Related Security and respect thereto (as each are defined in the Receivables Sale Agreement, dated as of November 27, 2007, between the Assignee and the Assignor, as amended, restated, supplemented or modified from time to time, the “Receivables Sale Agreement”) (the “Transferred Property”). Such Receivables have an aggregate face amount of $[____________]. The Assignee shall pay the Assignor a purchase price of $[____________] (“Purchase Price”) for such Transferred Property. A portion of the Purchase Price may be paid through a reduction in the outstanding principal amount of the Subordinated Note (as defined in the Receivables Sale Agreement). Each of the Assignor and Assignee agree that the Purchase Price constitutes a good faith estimate of the amount of the Transferred Property as of [date], and that after [such date], upon a final determination of the amount of the Transferred Property sold hereunder by the Assignor to Assignee, the Assignor and Assignee shall reconcile any overpayment or underpayment hereunder as between themselves.
     It is the intention of the Assignor and the Assignee that the transfer and assignment of Transferred Property contemplated by this Bill of Sale and Assignment shall constitute a sale of such Transferred Property from the Assignor to the Assignee and the beneficial interest in and title to such Transferred Property shall not be part of the Assignor’s estate in the event of the filing of a bankruptcy petition by or against the Assignor under any bankruptcy law.
     This Bill of Sale and Assignment shall be binding upon and inure to the benefit of each of the respective successors and assigns of the Assignor and the Assignee.
     THIS BILL OF SALE AND ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.
*      *      *      *

     IN WITNESS WHEREOF, the undersigned have caused this Bill of Sale and Assignment to be duly executed as of the day and year first above written.

ASSIGNOR: HBI RECEIVABLES LLC

By:

Name: Title:

ASSIGNEE: HANESBRANDS INC.

By:

Name: Title:

RECEIVABLES SCHEDULE
Receivables for which the Obligor is [Wal-Mart Stores, Inc.] [Additional Excluded Obligor] or
any of its affiliates